SIGNIFICANT TRANSACTION	12 Months Ended
Dec. 31, 2013
Significant Transactions [Abstract]
SIGNIFICANT TRANSACTION
27. SIGNIFICANT TRANSACTION

Nickel Wire Transaction

On January 4, 2013, the Company, under a Nickel Purchase Agreement, acquired 3,750 grams of nickel wire (the “Nickel”) from N.M. Kandilis S.A. in exchange for 17,235,773 newly issued common shares of the Company. The shares were issued on March 1, 2013. The Nickel Purchase Agreement stated that the respective shares will be delivered for Nickel with a value of at least $212,000. In connection with the Nickel Purchase Agreement, two affiliates of N.M. Kandilis S.A., Vasileios Telikostoglou and Essential Holding LTD, entered into lock-up agreements with respect to the common shares of the Company to be issued under the Nickel Purchase Agreement. These lock-up agreements provided, among other things, that if the Nickel was not monetized within eighteen months of the date of the Nickel Purchase Agreement, then the lock-up agreements would be considered null and void and the shares would be cancelled. These affiliates also agreed in the lock-up agreements that if the Nickel was sold at a reduced price of at least a 45% discount of the agreed contractual sale price under the Nickel Purchase Agreement, the number of shares would be adjusted pro rata. The Company intended to use the investment of Nickel to provide collateral for loans funding its capital-intensive activities and to provide a platform upon which to execute its diversified growth strategy.

Following Company’s entry into the Nickel Purchase Agreement, PricewaterhouseCoopers Auditing Company S.A. (“PwC”), the Company’s previous independent accountants, asked the Company’s audit committee to (i) conduct an investigation of the transaction between us and N.M. Kandilis S.A. within the scope of Section 10A of the Securities Exchange Act of 1934, as amended, (ii) investigate the origin of the Nickel, including its transfer from a Russian entity, its importation into the United Kingdom, the manner of its clearance through UK customs and whether N.M. Kandilis S.A. had proper title to the Nickel to effect the transaction, (iii) assess and report on the integrity of the Company’s management regarding the acquisition of the Nickel, (iv) assess whether the Company acquired legal ownership and good title of the Nickel and (v) advise as to any appropriate remedial action to be taken. The audit committee agreed with PwC’s request, and hired Debevoise & Plimpton LLP (“Debevoise”) to conduct the investigation.

The reports the Company had received from experts in the metals market, and used in connection with the closing of the Nickel transaction, valued much smaller quantities of nickel wire than the amount bought by the Company and the $212,000 valuation was an extrapolation derived by the Company’s management from the value of the Nickel per meter. While the investigation was ongoing, PwC hired a third party valuation analyst to perform an independent fair value analysis of the Nickel. The third party valuation analyst determined that the Nickel’s value was substantially less than the $212,000 in common shares paid as consideration for the Nickel. This substantially lower value was up to a 99% discount of the valuation used for the January 4, 2013 transaction. The Company believes the difference was partially due to a substantial illiquidity discount being placed on the Nickel due to the very large amount acquired. Further, the Company believes that prices received from the sale of the Nickel depend upon the country in which it is sold as well as the method of sale used. Company’s attempts to use the Nickel as collateral following its acquisition convinced the Company that it would be challenging to accomplish a sizable transaction due to the illiquid market.

Pursuant to a July 31, 2013 report to the audit committee, Debevoise concluded as follows:

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It could not definitively confirm the source of the Nickel and did not see satisfactory documentation demonstrating the sale from its original manufacturer to N.M. Kandilis S.A. Although an investigator hired by Debevoise confirmed that certain Russian companies mentioned in the course of the investigation do manufacture nickel wire of similar characteristics to the Nickel in question, Debevoise noted that significant questions remain as to the way in which it was acquired. Debevoise further noted that, notwithstanding this, it did not identify any evidence of wrongdoing on the part of the Company’s management or any indication of wrongdoing on the part of N.M. Kandilis S.A.’s representative with whom the Company interfaced in connection with the Nickel transaction.

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The Company’s management undertook limited due diligence in relation to the parties involved in the Nickel transaction, and tried to improve the documentary record after the transaction. This, for example, involved back-dating documents and seeking written assurances and affidavits from several persons involved, though it appeared that this was done in an attempt to properly document the transaction, as opposed to being intentionally done to deceive investors or other parties. Notwithstanding these matters, Debevoise did not find any evidence to suggest any wrongdoing on the part of the Company’s management, nor did it find any evidence that the Nickel transaction was done for potentially improper purposes.

•	It would be advisable for the Company’s management to undertake enhanced due diligence on any transaction outside its ordinary course of business, such as the Nickel transaction.

As a result of the difficulties in collateralizing the Nickel, the discrepancy in possible values of the Nickel and uncertainty as to the Nickel’s origin, the Company and N.M. Kandilis S.A. mutually agreed on May 24, 2013 to unwind the transaction, at which time the Nickel was returned to N.M. Kandilis S.A. and the common shares issued in the transaction were cancelled. The transaction had no effect on the financial statements for the period ended June 30, 2013 because the issuance of the shares and their subsequent cancellation all occurred in the six months ended June 30, 2013.